UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2014

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Route 202-206, Suite 130, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(908) 864-4444
(Registrant's telephone number, including area code)

___________________Not applicable_____________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

On May 19, 2014, Senesco Technologies, Inc., a Delaware corporation, filed a Current Report on Form 8-K (the “Form 8-K”) reporting the completion of its acquisition on May 16, 2014 of Fabrus, Inc. a Delaware corporation (“Fabrus”). This Current Report on Form 8-K/A amends and supplements the Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Form 8-K and that are permitted to be filed by this amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(1) Audited financial statements of Fabrus, Inc. consisting of the Balance Sheets as of December 31, 2013 and 2012 and the related Statements of Operations and Other Comprehensive Income/(Loss), Statements of Stockholders’ Deficit and Statements of Cash Flows for the years then ended and for the period from July 13, 2007 (Inception) through December 31, 2013.

(2) Unaudited financial statements of Fabrus, Inc. consisting of the unaudited Balance Sheet as of March 31, 2014 and the unaudited Statements of Operations and Other Comprehensive Income/(Loss) and unaudited Statements of Cash Flows for the three months ended March 31, 2014 and 2013 and for the period from July 13, 2007 (Inception) through March 31, 2014.

(b) Pro Forma Financial Information.

The required pro forma financial information as of and for the nine months ended March 31, 2014 and for the fiscal year ended June 30, 2013, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Mayer Hoffman McCann P.C., Independent Accountants for Fabrus, Inc.
99.1	Audited financial statements of Fabrus, Inc. as of and for the years ended December 31, 2013 and 2012 and for the period from July 13, 2007 (Inception) through December 31, 2013 and unaudited condensed financial statements of Fabrus, Inc. as of and for three months ended March 31, 2014 and 2013 and for the period from July 13, 2007 (Inception) through March 31, 2014.
99.2	Unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2014; and unaudited pro forma condensed combined statements of operations for the fiscal year ended June 30, 2013 and for the nine months ended March 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: July 25, 2014	By:	/s/ Ronald Martell
Name: Ronald Martell
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Mayer Hoffman McCann P.C., Independent Accountants for Fabrus, Inc.
99.1

Audited financial statements for Fabrus, Inc. as of and for the years ended December 31, 2013 and 2012 and for the period from July 13, 2007 (Inception) through December 31, 2013 and unaudited condensed financial statements of Fabrus, Inc. as of and for three months ended March 31, 2014 and 2013 and for the period from July 13, 2007 (Inception) through March 31, 2014.

99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Senesco Technologies, Inc. as of and for the nine months ended March 31, 2014, and the condensed combined statement of operations for the year ended June 30, 2013.

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